EXHIBIT 10.2
                              PROGINET CORPORATION

             CONFIDENTIAL INFORMATION AND NON-COMPETITION AGREEMENT

THIS  AGREEMENT  is made and entered into this __ day of (month,  year),  by and
between  PROGINET   CORPORATION,   a  Delaware   corporation   ("PROGINET")  and
___________ residing at _________("Employee").

BACKGROUND
----------

PROGINET is in the business of conceiving, acquiring, developing, commercializing, marketing, and selling and/or licensing computer software programs and providing services to facilitate and enhance the use of such programs by its customers.

As an employee of PROGINET, PROGINET will disclose to Employee considerable confidential, proprietary, and trade secret information relating to the developments, products, markets, and customers of PROGINET, all of which were obtained at great effort and expense to PROGINET;

PROGINET will provide training to the Employee relating to the products, markets, and customers of PROGINET. Such training will include the disclosure to the Employee of confidential, proprietary, and trade secret information of PROGINET and its customers, and suppliers and will make the Employee extremely valuable to competitors of PROGINET; and

As a condition of Employee's acceptance of employment with PROGINET, Employee agrees to the non-competition and confidentiality covenants contained herein, and recognizes that such covenants are essential to PROGINET's legitimate business interests.

NOW, THEREFORE, in consideration of these premises and the mutual covenants and promises contained herein and of the considerations provided to Employee as an employee of PROGINET, and with the intent to be legally bound hereby, the parties agree as follows:

1.       PROTECTION OF CONFIDENTIAL INFORMATION; RESTRICTIONS ON ACTIVITIES.

         A. Employee recognizes and acknowledges that he or she will perform unique services for PROGINET as assigned from time to time by PROGINET. While performing such services, PROGINET will provide Employee with, or Employee will have access to confidential, proprietary, and trade secret information of PROGINET, all of which were obtained by PROGINET at great effort and expense. Such information must be maintained in confidence by Employee to protect PROGINET's legitimate interests in its investments and its business. Employee acknowledges that these restrictions are required for the reasonable protection of PROGINET, and for PROGINET's reliance on the confidence in Employee.

         B.       Employee  recognizes and acknowledges  that the  confidential,
                  proprietary,   and  trade  secret   information  of  PROGINET,
                  including (without limitation)  information regarding PROGINET
                  inventions,   discoveries,   acquisitions,   product  designs,
                  product improvements, product flow charts, file layouts, formulas, equipment, marketing and business plans, methods, research, source codes, object codes, program documentation
                  and  related  user  information   manuals,   as  well  as  its
                  confidential customer information, including customer lists and pricing policies (hereinafter referred to as "Confidential Information"), are valuable, special, and unique assets which
                  are  owned  by  PROGINET,   and,   along  with   confidential,
                  proprietary, and trade secret information disclosed by third parties to PROGINET, are regularly used in the business of PROGINET. Employee will not (except with PROGINET's prior
                  written  consent),   while  in  the  employ  of  PROGINET,  or
                  thereafter, directly or indirectly, disclose or allow the disclosure of any Confidential Information to any person, firm, corporation, association, government (except as required by law), or other entity for any reason or purpose whatsoever, nor shall Employee, directly or indirectly, make use of any such Confidential Information for his or her own purposes or for the
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                  benefit of any  person,  firm,  corporation,  association,  or other entity (except PROGINET) under any circumstances. During the term of his or her assignment, Employee shall, at the request of PROGINET, execute such assignments, certificates, or other instruments as PROGINET may from time to time deem
                  necessary  or  desirable  to  evidence,   maintain,   perfect,
                  protect, enforce, or defend its rights, title and interests in or to any such Confidential Information.

         C. Employee agrees that all software developed and all Confidential Information relating to PROGINET's business that Consultant shall use or prepare or come into contact with shall remain the sole and exclusive property of PROGINET. Consultant further agrees to deliver such property to PROGINET immediately at the earlier of the termination of his or her assignment by PROGINET or at the request of PROGINET.

2.       NON-COMPETITION BY CONSULTANT.

                  During the term of Employee's assignment with PROGINET, Employee shall not, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder (of more than ten percent (10%) of the outstanding capital stock), corporate officer, director, or in any other individual or representative capacity, engage or participate in any business that is in competition, in any manner whatsoever, with the business of PROGINET.

3.       RESTRICTIONS ON POST-EMPLOYMENT ACTIVITIES.

         A. Employee recognizes that the limited protection afforded to PROGINET by the covenants contained in this Section 3 are based upon the following:

                  (1) PROGINET has expended and will continue to expend substantial time, money, and effort in developing and acquiring (i) computer software programs and related user information manuals and the expertise to produce such in which the designs, source and object codes, manuals, and specifications are valuable trade secrets, and (ii) a valuable list of customers and information about their technical problems and needs, computer software purchasing and licensing habits, idiosyncrasies, and internal computer software purchasing and licensing procedures which are also trade secrets of PROGINET, and (iii) goodwill with its customers and in the computer products industry and business community in general;

                  (2)      Employee   will,   in  the   course  of  his  or  her
                           assignment,   be  personally  entrusted  with  and/or
                           exposed to Confidential Information;

                  (3) PROGINET, during the term of this Agreement and after its termination, will be engaged on a worldwide basis in the highly competitive computer software program industry and computer software program services industry in which many firms, including PROGINET, compete;

                  (4) PROGINET will further develop its substantial, worldwide computer software business through the development and acquisition of certain patents, copyrights, technology, and associated trade secrets and know-how, relating to computer software programs;

                  (5) Employee could become a competitor of PROGINET after having access to PROGINET's training and experience, financial records, contracts, patents, copyrights, computer software technology, and Confidential Information;



                  (6) PROGINET may suffer great loss and irreparable harm if Employee's employment with PROGINET is terminated and thereafter he or she entered, directly or indirectly, into competition with PROGINET.

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         B.       In consideration of both the payments and benefits provided to
                  Employee as an Employee of PROGINET and under this Agreement, as well as the wide access PROGINET will grant to Employee to review and become familiar with the Confidential Information, Employee agrees that during and for a period of one (1) year after termination of his or her employment, no matter what the cause of that termination, he or she shall not for any reason, directly or indirectly, whether as an employee, consultant, partner, proprietor or investor, for himself or on behalf of, or in conjunction with any person, partnership, or corporation do any one or more of the following:

                  (1) Engage in the marketing, solicitation, licensing, or selling of any product or service which performs functions the same as, similar to, or directly competitive with, those being marketed, licensed, or sold by PROGINET at the time of such termination to any customer of PROGINET within any geographic territory to which Employee was assigned responsibility by PROGINET during the one (1) year period prior to Employee's termination of employment.

                  (2) Use any Confidential Information that was acquired by Employee as an employee of PROGINET (i) in order to acquire a competitive advantage, or (ii) in any manner such that it would have a detrimental effect upon PROGINET's business.

                  (3) Engage in any activity for the purpose of inducing, encouraging, offering, or arranging for the employment or engagement by anyone other than PROGINET of any employee, officer, director, agent, consultant, or sales representative of PROGINET or attempt to engage any of them in a manner which would deprive PROGINET of their services or place them in a conflict of interest with PROGINET.

         C. PROGINET and Employee agree that the covenants set forth in this Agreement shall accrue to the benefit of PROGINET, irrespective of any reason for termination of Employee's employment, or Employee's performance as an employee of PROGINET and that termination of this Agreement for any reason shall not terminate Employee's obligations hereunder.

         D. The parties acknowledge that they have attempted to limit Employee's activities only to the extent necessary to protect PROGINET's legitimate interests. Consequently, the parties hereby agree that, if the scope or enforceability of the covenants contained in this Agreement are in any way disputed at any time, a court or other trier of fact may modify and enforce the covenants to the extent that it believes to be reasonable under the circumstances existing at that time.

4.       DISCLOSURE OF INFORMATION TO PROGINET.

         Employee  further  agrees  that he or she  shall  not (i)  disclose  to
         PROGINET or its employees or otherwise use in connection with Employee's employment with PROGINET, any confidential information obtained by Employee from Employee's prior employers or other persons for whom Employee was a consultant or (ii) in any other manner breach their terms of any such agreement or understanding with any such prior employer or other person.

5.       FEDERAL REGULATIONS.

         Employee shall comply with United States Government regulations applicable to contracts between the agencies of the United States Government (or their contractors) and PROGINET which relate either to patent rights or to the safeguarding of information pertaining to the defense of the United States.

6.       NOTICE TO SUBSEQUENT EMPLOYERS.

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         Employee  agrees that upon  termination  of his or her  employment,  no matter what the cause of that termination, he or she will notify any new employer, partner, associate, or any other person, firm or corporation with whom Employee becomes associated in any business capacity whatsoever, of the provisions of this Agreement, and PROGINET may give similar notice thereof.

7.       NOTICE OF PREVIOUS AGREEMENTS.

         Employee confirms that he/she is not a party to or otherwise bound by any other agreement restricting the use of information, confidential or otherwise, in the possession of Employee or relating to the transfer of any invention to any person or entity other than PROGINET.

8.       NOTICE.

         Any notice required under this Agreement shall be given in writing. Notice to the Employee shall be (i) delivered in person to Employee, or
         (ii) sent by a recognized air courier to Employee's residence as reflected on the records of PROGINET. Notice to PROGINET shall be sent by a recognized air courier to PROGINET's principal office.

9.       INJUNCTIVE RELIEF.

         Employee acknowledges and agrees that it would be difficult and may be impossible to fully compensate PROGINET for damages resulting from the breach or threatened breach of the provisions of this Agreement, and accordingly agrees that PROGINET shall be entitled to temporary and injunctive relief, including temporary restraining orders, preliminary injunctions, and permanent injunctions to enforce such provisions in any actions or proceedings instituted in any court of competent jurisdiction. This provision with respect to injunctive relief shall not, however, diminish PROGINET's right to claim and recover damages.

10.      DEFENSES.

         The existence of any claim or cause of action by Employee against PROGINET, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by PROGINET of the covenants made by Employee herein.

11.      WAIVER.

         The failure of PROGINET to object to any conduct in violation of any of the covenants made by Employee herein shall not be deemed a waiver by PROGINET, but PROGINET may, if it wishes, specifically waive any part or all of those covenants to the extent that such waiver is set forth in writing duly authorized by an officer of PROGINET.

12.      GOVERNING LAW.

         The parties agree that this Agreement shall be interpreted and enforced in accordance with the laws of the State of New York, exclusive of its provisions relating to conflicts of laws. In addition, the Employee and PROGINET hereby submit to the jurisdiction of the federal and/or state courts, as the case may be, sitting in Nassau County, New York, in connection with any action arising from or relating to the enforcement, interpretation or application of the terms of this Agreement.



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13.      ASSIGNMENT.

         The parties agree that PROGINET may assign Employee to render services to a subsidiary or any other related company and in all events, the obligations contained herein with respect to Employee shall apply to PROGINET, its subsidiaries, and any other company in which PROGINET shall have a majority interest. Nothing in this Agreement shall preclude PROGINET from consolidating or merging into or with, or transferring all or substantially all of its assets to, another corporation which assumes this Agreement and all obligations and undertakings of PROGINET hereunder. Upon such a consolidation, merger, or transfer of assets and assumption, the term "PROGINET" as used herein shall mean such other corporation and this Agreement shall continue in full force and effect. The obligations and duties of Employee hereunder shall be personal and not assignable or delegable by Employee in any manner whatsoever.

14.      SEVERABILITY.

         In the event that any portion of this Agreement shall be held to be invalid or unenforceable, it is agreed that the same shall not affect any other portion of this Agreement, but that the remaining terms and conditions or portions thereof shall remain in full force and effect, and that if any aspect of the restrictive covenants of this Agreement shall nevertheless be effective for such period of time and such areas as may be determined to be reasonable by a Court of competent jurisdiction.

15.      FINAL AGREEMENT.

         This Agreement supersedes any previous oral or written communications, representations, understandings, or agreements between the parties relating to the subject matter hereof.

         No alterations, amendments, changes, or additions to this Agreement shall be binding upon either party unless reduced to writing and signed by both parties.

16.      EMPLOYMENT-AT-WILL.

         The Employee should be aware that the policies and programs of PROGINET may be amended at any time, and that, depending upon the particular circumstances of a given situation, PROGINETt's actions may vary from written policy. As such, the contents of any policy, procedures, or other documents, DO NOT CONSTITUTE THE TERMS OF A CONTRACT OF EMPLOYMENT. Nothing contained in this document should be construed as a guarantee of continued employment. Rather, employment with the Company is on an "at will" basis. This means that the employment relationship may be terminated at any time by either the Employee or Proginet for any reason not expressly prohibited by law. Any written or oral statement to the contrary by a supervisor, corporate officer or other agent of Proginet is invalid and should not be relied upon by any employee or applicant for employment.

         THIS AGREEMENT IS NOT A CONTRACT FOR EMPLOYMENT OF THE EMPLOYEE.

IN WITNESS WHEREOF, the parties intending to be legally bound hereby have set their hands and seals hereto on the day and year first above written, and Employee hereby acknowledges receipt of a copy of this Agreement.

WITNESS:                                PROGINET CORPORATION


____________________________________    __________________________________(Seal)
                                                   (Company Official)
WITNESS:
____________________________________    Name:_____________________________(Seal)
                                                    (EMPLOYEE)

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                                      -6-
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                                  SCHEDULE "A"


                                   INVENTIONS
                                MADE OR CONCEIVED
                               PRIOR TO EMPLOYMENT
                               -------------------






WITNESS:                                PROGINET CORPORATION


____________________________________    __________________________________(Seal)
                                                   (Company Official)
WITNESS:
____________________________________    Name:_____________________________(Seal)
                                                    (EMPLOYEE)



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